SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 22, 1999 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1999-4) Delaware (State or other jurisdiction of organization) 333-57027-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (312) 782-0600 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on April 25, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President April 25, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Rita Lopez (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation LaSalle Home Mortgage Corporation as Servicer Multi-Class Mortgage Pass-through Certificates Series 1999-4 ABN AMRO Acct: 67-8180-00-1 Statement Date 04/25/01 Payment Date: 04/25/01 Prior Payment: 03/26/01 Record Date: 03/30/01 WAC: 6.9638% WAMM: 310 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 3 Asset Backed Facts Sheets 3 Total Pages Included In This Package 10 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.lnbabs.com LaSalle Bulletin Board (714) 282-3990 LaSalle ASAP Fax System (714) 282-5518 Bloomberg User Terminal 0 0 Monthly Data File Name: ABN99004_200104_3.EXE Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 IA-1 25,615,000.00 19,707,548.85 00077BHG1 1000.00000000 769.37532110 IA-2 109,340,000.00 94,764,126.86 00077BHH9 1000.00000000 866.69221566 IA-3 36,323,000.00 36,323,000.00 00077BHJ5 1000.00000000 1000.00000000 IA-4 33,553,442.00 33,553,442.00 00077BHK2 1000.00000000 1000.00000000 IA-5 51,230,000.00 44,237,407.18 00077BHL0 1000.00000000 863.50589850 IA-6 23,785,000.00 23,785,000.00 00077BHM8 1000.00000000 1000.00000000 IA-7 26,011,000.00 20,930,530.77 00077BHN6 1000.00000000 804.67997270 IA-8 12,310,000.00 12,310,000.00 00077BHP1 1000.00000000 1000.00000000 IA-9 6,108,000.00 6,108,000.00 00077BHQ9 1000.00000000 1000.00000000 IA-10 3,932,961.00 3,932,961.00 00077BHR7 1000.00000000 1000.00000000 IA-11 3,074,000.00 3,074,000.00 00077BHS5 1000.00000000 1000.00000000 IA-12 665,000.00 665,000.00 00077BHT3 1000.00000000 1000.00000000 IA-13 10,246,116.00 9,217,522.20 00077BHU0 1000.00000000 899.61134541 IA-X1 6,234,751.20 N 5,665,955.73 00077BHV8 1000.00000000 908.77014093 IA-X2 10,902,679.72 N 9,373,278.05 00077BHW6 1000.00000000 859.72240680 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 856,586.58 0.00 0.00 00077BHG1 33.44081905 0.00000000 0.00000000 IA-2 2,113,516.81 0.00 0.00 00077BHH9 19.32976779 0.00000000 0.00000000 IA-3 0.00 0.00 0.00 00077BHJ5 0.00000000 0.00000000 0.00000000 IA-4 0.00 0.00 0.00 00077BHK2 0.00000000 0.00000000 0.00000000 IA-5 1,013,933.25 0.00 0.00 00077BHL0 19.79178704 0.00000000 0.00000000 IA-6 0.00 0.00 0.00 00077BHM8 0.00000000 0.00000000 0.00000000 IA-7 736,673.34 0.00 0.00 00077BHN6 28.32160778 0.00000000 0.00000000 IA-8 0.00 0.00 0.00 00077BHP1 0.00000000 0.00000000 0.00000000 IA-9 0.00 0.00 0.00 00077BHQ9 0.00000000 0.00000000 0.00000000 IA-10 0.00 0.00 0.00 00077BHR7 0.00000000 0.00000000 0.00000000 IA-11 0.00 0.00 0.00 00077BHS5 0.00000000 0.00000000 0.00000000 IA-12 0.00 0.00 0.00 00077BHT3 0.00000000 0.00000000 0.00000000 IA-13 149,147.17 0.00 0.00 00077BHU0 14.55645925 0.00000000 0.00000000 IA-X1 0.00 0.00 0.00 00077BHV8 0.00000000 0.00000000 0.00000000 IA-X2 0.00 0.00 0.00 00077BHW6 0.00000000 0.00000000 0.00000000 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 18,850,962.27 106,749.22 0.00 00077BHG1 735.93450205 4.16744954 0.00000000 IA-2 92,650,610.05 513,305.69 0.00 00077BHH9 847.36244787 4.69458286 0.00000000 IA-3 36,323,000.00 204,316.88 0.00 00077BHJ5 1000.00000000 5.62500014 0.00000000 IA-4 33,553,442.00 181,747.81 0.00 00077BHK2 1000.00000000 5.41666664 0.00000000 IA-5 43,223,473.93 239,619.29 0.00 00077BHL0 843.71411146 4.67732364 0.00000000 IA-6 23,785,000.00 138,745.83 0.00 00077BHM8 1000.00000000 5.83333319 0.00000000 IA-7 20,193,857.43 113,373.71 0.00 00077BHN6 776.35836492 4.35868325 0.00000000 IA-8 12,310,000.00 66,679.17 0.00 00077BHP1 1000.00000000 5.41666694 0.00000000 IA-9 6,108,000.00 35,630.00 0.00 00077BHQ9 1000.00000000 5.83333333 0.00000000 IA-10 3,932,961.00 0.00 0.00 00077BHR7 1000.00000000 0.00000000 0.00000000 IA-11 3,074,000.00 17,931.67 0.00 00077BHS5 1000.00000000 5.83333442 0.00000000 IA-12 665,000.00 3,602.08 0.00 00077BHT3 1000.00000000 5.41666165 0.00000000 IA-13 9,068,375.03 49,928.25 0.00 00077BHU0 885.05488616 4.87289525 0.00000000 IA-X1 5,654,359.14 30,690.59 0.00 00077BHV8 906.91014915 4.92250436 0.00000000 IA-X2 9,077,969.50 50,771.92 0.00 00077BHW6 832.63653856 4.65682945 0.00000000 Pass-Through Class Rate (2) CUSIP Next Rate (3) IA-1 6.5000% 00077BHG1 Fixed IA-2 6.5000% 00077BHH9 Fixed IA-3 6.7500% 00077BHJ5 Fixed IA-4 6.5000% 00077BHK2 Fixed IA-5 6.5000% 00077BHL0 Fixed IA-6 7.0000% 00077BHM8 Fixed IA-7 6.5000% 00077BHN6 Fixed IA-8 6.5000% 00077BHP1 Fixed IA-9 7.0000% 00077BHQ9 Fixed IA-10 00077BHR7 None IA-11 7.0000% 00077BHS5 Fixed IA-12 6.5000% 00077BHT3 Fixed IA-13 6.5000% 00077BHU0 Fixed IA-X1 6.5000% 00077BHV8 Fixed IA-X2 6.5000% 00077BHW6 Fixed Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Deferred Interest equals Accrual (3) Estimated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 IA-P 948,923.00 889,683.42 00077BHX4 1000.00000000 937.57177347 IIA-1 37,432,000.00 31,898,969.89 00077BHY2 1000.00000000 852.18449161 IIA-2 1,500,000.00 1,500,000.00 00077BHZ9 1000.00000000 1000.00000000 IIA-3 9,690,976.00 9,004,214.80 00077BJA2 1000.00000000 929.13394894 IIA-X 2,336,732.17 N 2,025,352.55 00077BJB0 1000.00000000 866.74569302 IIA-P 569,880.00 497,942.99 00077BJC8 1000.00000000 873.76814417 M 8,582,337.00 8,360,313.41 00077BJD6 1000.00000000 974.13017107 B-1 3,065,120.00 2,985,825.88 00077BJE4 1000.00000000 974.13017435 B-2 1,430,389.00 1,393,385.06 00077BJF1 1000.00000000 974.13015620 B-3 1,430,390.00 1,393,386.05 00077BJH7 1000.00000000 974.13016730 B-4 817,366.00 796,220.87 00077BJJ3 1000.00000000 974.13015711 B-5 1,021,707.00 995,275.67 00077BJK0 1000.00000000 974.13022520 R 100.00 0.00 00077BJG9 1000.00000000 0.00000000 Totals 408,682,707.00 368,323,756.90 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 IA-P 1,058.43 0.00 0.00 00077BHX4 1.11540136 0.00000000 0.00000000 IIA-1 161,826.74 0.00 0.00 00077BHY2 4.32321917 0.00000000 0.00000000 IIA-2 0.00 0.00 0.00 00077BHZ9 0.00000000 0.00000000 0.00000000 IIA-3 37,871.47 0.00 0.00 00077BJA2 3.90791082 0.00000000 0.00000000 IIA-X 0.00 0.00 0.00 00077BJB0 0.00000000 0.00000000 0.00000000 IIA-P 2,268.22 0.00 0.00 00077BJC8 3.98017126 0.00000000 0.00000000 M 11,340.67 0.00 0.00 00077BJD6 1.32139649 0.00000000 0.00000000 B-1 4,050.24 0.00 0.00 00077BJE4 1.32139688 0.00000000 0.00000000 B-2 1,890.11 0.00 0.00 00077BJF1 1.32139579 0.00000000 0.00000000 B-3 1,890.11 0.00 0.00 00077BJH7 1.32139486 0.00000000 0.00000000 B-4 1,080.06 0.00 0.00 00077BJJ3 1.32139091 0.00000000 0.00000000 B-5 1,350.06 0.00 0.00 00077BJK0 1.32137687 0.00000000 0.00000000 R 0.00 0.00 0.00 00077BJG9 0.00000000 0.00000000 0.00000000 Totals 5,094,483.26 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-P 888,624.99 0.00 0.00 00077BHX4 936.45637212 0.00000000 0.00000000 IIA-1 31,737,143.15 159,494.85 0.00 00077BHY2 847.86127244 4.26092247 0.00000000 IIA-2 1,500,000.00 7,500.00 0.00 00077BHZ9 1000.00000000 5.00000000 0.00000000 IIA-3 8,966,343.33 45,021.07 0.00 00077BJA2 925.22603812 4.64566933 0.00000000 IIA-X 2,015,720.47 10,126.76 0.00 00077BJB0 862.62366565 4.33372730 0.00000000 IIA-P 495,674.77 0.00 0.00 00077BJC8 869.78797291 0.00000000 0.00000000 M 8,348,972.74 44,870.84 0.00 00077BJD6 972.80877458 5.22827757 0.00000000 B-1 2,981,775.64 16,025.30 0.00 00077BJE4 972.80877747 5.22827818 0.00000000 B-2 1,391,494.95 7,478.47 0.00 00077BJF1 972.80876041 5.22827706 0.00000000 B-3 1,391,495.94 7,478.48 0.00 00077BJH7 972.80877243 5.22828040 0.00000000 B-4 795,140.81 4,273.42 0.00 00077BJJ3 972.80876621 5.22828207 0.00000000 B-5 993,925.61 5,341.77 0.00 00077BJK0 972.80884833 5.22827973 0.00000000 R 0.00 0.00 0.00 00077BJG9 0.00000000 0.00000000 0.00000000 Totals 363,229,273.64 2,060,703.07 0.00 Pass-Through Class Rate (2) CUSIP Next Rate (3) IA-P 00077BHX4 None IIA-1 6.0000% 00077BHY2 Fixed IIA-2 6.0000% 00077BHZ9 Fixed IIA-3 6.0000% 00077BJA2 Fixed IIA-X 6.0000% 00077BJB0 Fixed IIA-P 00077BJC8 None M 6.4405% 00077BJD6 6.4407% B-1 6.4405% 00077BJE4 6.4407% B-2 6.4405% 00077BJF1 6.4407% B-3 6.4405% 00077BJH7 6.4407% B-4 6.4405% 00077BJJ3 6.4407% B-5 6.4405% 00077BJK0 6.4407% R 6.0000% 00077BJG9 Fixed Total P&I Payment $ 7,155,186.33 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere408,682,707.00 368,323,756.8 5,094,483.29 none 1000.00000000 901.24624933 12.46561991 R (component R 0.00 0.00 0.00 none 1000.00000000 0.00000000 0.00000000 Totals 408,682,707.00 368,323,756.8 5,094,483.29 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere 0.00 0.00 363,229,273.56 none 0.00000000 0.00000000 888.78062942 R (component R 0.00 0.00 0.00 none 0.00000000 0.00000000 0.00000000 Totals 0.00 0.00 363,229,273.56 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC I Intere 2,060,703.04 0.00 0.067137772 none 5.04230545 0.00000000 0.067114698 R (component R 0.00 0.00 none 0.00000000 0.00000000None Totals 2,060,703.04 0.00 Total P&I Payment 7,155,186.33 Accrued ReimbursemeNet Certificateof Prior Prepayment Class Interest Losses Int. Shortfalls IA-1 106,749.22 0.00 0.00 IA-2 513,305.69 0.00 0.00 IA-3 204,316.88 0.00 0.00 IA-4 181,747.81 0.00 0.00 IA-5 239,619.29 0.00 0.00 IA-6 138,745.83 0.00 0.00 IA-7 113,373.71 0.00 0.00 IA-8 66,679.17 0.00 0.00 IA-9 35,630.00 0.00 0.00 IA-10 0.00 0.00 0.00 IA-11 17,931.67 0.00 0.00 IA-12 3,602.08 0.00 0.00 IA-13 49,928.25 0.00 0.00 IA-X1 30,690.59 0.00 0.00 IA-X2 50,771.92 0.00 0.00 IA-P 0.00 0.00 0.00 IIA-1 159,494.85 0.00 0.00 IIA-2 7,500.00 0.00 0.00 IIA-3 45,021.07 0.00 0.00 IIA-X 10,126.76 0.00 0.00 IIA-P 0.00 0.00 0.00 M 44,870.84 0.00 0.00 B-1 16,025.30 0.00 0.00 B-2 7,478.47 0.00 0.00 B-3 7,478.48 0.00 0.00 B-4 4,273.42 0.00 0.00 B-5 5,341.77 0.00 0.00 R 0.00 0.00 0.00 Total 2,060,703.0 0.00 0.00 Prior Ending Unpaid Unpaid Interest Class Interest Interest Loss IA-1 0.00 0.00 0.00 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 0.00 IA-5 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 0.00 IA-8 0.00 0.00 0.00 IA-9 0.00 0.00 0.00 IA-10 0.00 0.00 0.00 IA-11 0.00 0.00 0.00 IA-12 0.00 0.00 0.00 IA-13 0.00 0.00 0.00 IA-X1 0.00 0.00 0.00 IA-X2 0.00 0.00 0.00 IA-P 0.00 0.00 0.00 IIA-1 0.00 0.00 0.00 IIA-2 0.00 0.00 0.00 IIA-3 0.00 0.00 0.00 IIA-X 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 M 0.00 0.00 0.00 B-1 0.00 0.00 0.00 B-2 0.00 0.00 0.00 B-3 0.00 0.00 0.00 B-4 0.00 0.00 0.00 B-5 0.00 0.00 0.00 R 0.00 0.00 0.00 Total 0.00 0.00 0.00 Actual Distribution Class of Interest IA-1 106,749.22 IA-2 513,305.69 IA-3 204,316.88 IA-4 181,747.81 IA-5 239,619.29 IA-6 138,745.83 IA-7 113,373.71 IA-8 66,679.17 IA-9 35,630.00 IA-10 0.00 IA-11 17,931.67 IA-12 3,602.08 IA-13 49,928.25 IA-X1 30,690.59 IA-X2 50,771.92 IA-P 0.00 IIA-1 159,494.85 IIA-2 7,500.00 IIA-3 45,021.07 IIA-X 10,126.76 IIA-P 0.00 M 44,870.84 B-1 16,025.30 B-2 7,478.47 B-3 7,478.48 B-4 4,273.42 B-5 5,341.77 R 0.00 Total 2,060,703.07 BOOK VALUE OF FORECLOSURES NUMBER OF LOANS BALANCE BOOK VALUE OF FORECLOSURE LOANS (AGGREGATE) 0 0.00 PAYOFFS AND CURTAILMENTS CURRENT NUMBER OF PAYOFFS 13 CURRENT PAYOFF BALANCE 4,520,234.08 CURRENT NUMBER OF CURTAILMENTS 206 CURRENT CURTAILMENTS BALANCE 71,225.54 SERVICER ADVANCES PRINCIPAL ADVANCES 6,203.44 INTEREST ADVANCES 36,855.23 TOTAL ADVANCES 43,058.67 REALIZED LOSSES CURRENT REALIZED LOSSES 0.00 PRIOR REALIZED LOSSES 0.00 TOTAL REALIZED LOSSES SINCE CUT-OFF DATE 0.00 SPECIAL HAZARD COVERAGE BEGINNING BALANCE CURRENT REDUCTION* 4,086,827.00 0.00 ENDING BALANCE 4,086,827.00 BANKRUPTCY COVERAGE BEGINNING BALANCE CURRENT REDUCTION 126,745.00 0.00 ENDING BALANCE 126,745.00 FRAUD COVERAGE BEGINNING BALANCE CURRENT REDUCTION 4,086,827.00 0.00 ENDING BALANCE 4,086,827.00 Asset Backed Facts - Pool Total DistributioDelinq 1 Month Date # Balance 04/25/01 1 349,120 0.09% 0.096% 03/26/01 3 848,928 0.28% 0.230% 02/26/01 0 0 0.00% 0.000% 01/25/01 3 1,111,223 0.28% 0.300% 12/26/00 0 0 0.00% 0.000% 11/27/00 2 762,541 0.18% 0.203% 10/25/00 1 283,008 0.09% 0.075% 09/25/00 2 611,111 0.18% 0.161% 08/25/00 0 0 0.00% 0.000% 07/25/00 1 256,818 0.09% 0.067% 06/26/00 1 481,878 0.09% 0.125% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 2 649,867 0.18% 0.165% 01/25/00 3 1,080,421 0.26% 0.274% DistributioDelinq 2 Months Date # Balance 04/25/01 2 523,549 0.19% 0.144% 03/26/01 0 0 0.00% 0.000% 02/26/01 1 281,937 0.09% 0.076% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 1 327,573 0.09% 0.087% 09/25/00 0 0 0.00% 0.000% 08/25/00 1 256,596 0.09% 0.067% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 2 740,563 0.18% 0.189% 02/25/00 2 741,201 0.18% 0.188% 01/25/00 1 257,939 0.09% 0.065% DistributioDelinq 3+ Months Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 326,763 0.09% 0.088% 12/26/00 1 327,034 0.09% 0.088% 11/27/00 1 327,305 0.09% 0.087% 10/25/00 1 256,148 0.09% 0.068% 09/25/00 1 256,372 0.09% 0.068% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 1 285,857 0.09% 0.074% 05/25/00 1 256,990 0.09% 0.066% 04/25/00 1 257,229 0.09% 0.066% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 0.00% 0.000% DistributioForeclosure/Bankruptcy Date # Balance 04/25/01 1 325,937 0.09% 0.090% 03/26/01 1 326,214 0.09% 0.089% 02/26/01 1 326,489 0.09% 0.088% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 0.00% 0.000% DistributioREO Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 0.00% 0.000% DistributioModifications Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 0.00% 0.000% DistributioPrepayments Date # Balance 04/25/01 13 4,520,234 1.22% 1.244% 03/26/01 3 850,554 0.28% 0.231% 02/26/01 2 548,210 0.19% 0.148% 01/25/01 5 1,123,493 0.46% 0.303% 12/26/00 6 1,746,298 0.55% 0.469% 11/27/00 5 1,492,906 0.46% 0.398% 10/25/00 3 1,061,358 0.27% 0.281% 09/25/00 4 1,301,975 0.36% 0.344% 08/25/00 8 2,970,387 0.72% 0.780% 07/25/00 5 1,686,918 0.45% 0.439% 06/26/00 2 508,988 0.18% 0.132% 05/25/00 5 1,833,056 0.45% 0.473% 04/25/00 4 1,242,195 0.36% 0.318% 03/27/00 3 943,122 0.27% 0.241% 02/25/00 3 799,161 0.27% 0.203% 01/25/00 2 773,422 0.18% 0.196% DistributioCurr Weighted Avg. Date Coupon Remit 04/25/01 6.9638% 6.7138% 03/26/01 6.9641% 6.7141% 02/26/01 6.9643% 6.7143% 01/25/01 6.9641% 6.7141% 12/26/00 6.9639% 6.7139% 11/27/00 6.9640% 6.7140% 10/25/00 6.9640% 6.7140% 09/25/00 6.9645% 6.7145% 08/25/00 6.9634% 6.7134% 07/25/00 6.9639% 6.7139% 06/26/00 6.9638% 6.7138% 05/25/00 6.9646% 6.7146% 04/25/00 6.9644% 6.7144% 03/27/00 6.9643% 6.7143% 02/25/00 6.9643% 6.7143% 01/25/00 6.9641% 6.7141% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Asset Backed Facts - Group 1 Total DistributioDelinq 1 Month Date # Balance 04/25/01 1 349,120 0.11% 0.110% 03/26/01 3 848,928 0.32% 0.262% 02/26/01 0 0 0.00% 0.000% 01/25/01 3 1,111,223 0.32% 0.341% 12/26/00 0 0 0.00% 0.000% 11/27/00 2 762,541 0.21% 0.231% 10/25/00 1 283,008 0.10% 0.085% 09/25/00 2 611,111 0.21% 0.184% 08/25/00 0 0 0.00% 0.000% 07/25/00 1 256,818 0.10% 0.076% 06/26/00 1 481,878 0.10% 0.142% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 2 649,867 0.20% 0.189% 01/25/00 3 1,080,421 DistributioDelinq 2 Months Date # Balance 04/25/01 2 523,549 0.22% 0.164% 03/26/01 0 0 0.00% 0.000% 02/26/01 1 281,937 0.11% 0.087% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 1 327,573 0.10% 0.099% 09/25/00 0 0 0.00% 0.000% 08/25/00 1 256,596 0.10% 0.077% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 2 740,563 0.20% 0.216% 02/25/00 2 741,201 0.20% 0.215% 01/25/00 1 257,939 DistributioDelinq 3+ Months Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 326,763 0.11% 0.100% 12/26/00 1 327,034 0.11% 0.100% 11/27/00 1 327,305 0.10% 0.099% 10/25/00 1 256,148 0.10% 0.077% 09/25/00 1 256,372 0.10% 0.077% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 1 285,857 0.10% 0.084% 05/25/00 1 256,990 0.10% 0.076% 04/25/00 1 257,229 0.10% 0.075% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioForeclosure 0 Date # Balance 04/25/01 1 325,937 0.11% 0.102% 03/26/01 1 326,214 0.11% 0.101% 02/26/01 1 326,489 0.11% 0.101% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioREO Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioModifications Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioPrepayments Date # Balance 04/25/01 13 4,520,234 1.40% 1.419% 03/26/01 3 850,554 0.32% 0.263% 02/26/01 2 548,210 0.21% 0.169% 01/25/01 4 890,446 0.42% 0.273% 12/26/00 6 1,746,298 0.63% 0.534% 11/27/00 5 1,492,906 0.52% 0.453% 10/25/00 3 1,061,358 0.31% 0.320% 09/25/00 4 1,301,975 0.42% 0.391% 08/25/00 6 2,149,570 0.62% 0.643% 07/25/00 4 1,356,395 0.41% 0.403% 06/26/00 2 508,988 0.20% 0.150% 05/25/00 5 1,833,056 0.51% 0.540% 04/25/00 4 1,242,195 0.41% 0.363% 03/27/00 3 943,122 0.30% 0.275% 02/25/00 3 799,161 0.30% 0.232% 01/25/00 1 424,572 DistributioCurr Weight 0 Date Coupon Remit 04/25/01 7.0343% 6.7843% 03/26/01 7.0346% 6.7846% 02/26/01 7.0350% 6.7850% 01/25/01 7.0354% 6.7854% 12/26/00 7.0350% 6.7850% 11/27/00 7.0350% 6.7850% 10/25/00 7.0350% 6.7850% 09/25/00 7.0355% 6.7855% 08/25/00 7.0355% 6.7855% 07/25/00 7.0358% 6.7858% 06/26/00 7.0358% 6.7858% 05/25/00 7.0366% 6.7866% 04/25/00 7.0363% 6.7863% 03/27/00 7.0362% 6.7862% 02/25/00 7.0362% 6.7862% 01/25/00 7.0366% 6.7866% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Asset Backed Facts - Group 2 Total DistributioDelinq 1 Month Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioDelinq 2 Months Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioDelinq 3+ Months Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioForeclosure/Bankruptcy Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioREO Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioModificatio 0 Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 0 0 DistributioPrepayments 0 Date # Balance 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 233,047 0.73% 0.516% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 2 820,817 1.45% 1.775% 07/25/00 1 330,522 0.71% 0.696% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% 02/25/00 0 0 0.00% 0.000% 01/25/00 1 348,850 DistributioCurr Weighted Avg. Date Coupon Remit 04/25/01 6.4546% 6.2046% 03/26/01 6.4546% 6.2046% 02/26/01 6.4545% 6.2045% 01/25/01 6.4529% 6.2029% 12/26/00 6.4528% 6.2028% 11/27/00 6.4528% 6.2028% 10/25/00 6.4528% 6.2028% 09/25/00 6.4509% 6.2009% 08/25/00 6.4518% 6.2018% 07/25/00 6.4565% 6.2065% 06/26/00 6.4564% 6.2064% 05/25/00 6.4564% 6.2064% 04/25/00 6.4564% 6.2064% 03/27/00 6.4564% 6.2064% 02/25/00 6.4563% 6.2063% 01/25/00 6.4565% 6.2065% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category _